UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2024

Neuraxis, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41775	45-5079684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11611 N. Meridian St, Suite 330 Carmel, IN 46032
(Address of principal executive offices)

Registrant’s telephone number, including area code: (812) 689-0791

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NRXS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2024, the Board of Directors (the “Board”) of NeurAxis, Inc. (the “Company”) appointed Kristin Ferge to the Board to serve until the Company’s next annual meeting of shareholders. The Board has determined that Ms. Ferge is an independent director and meets the applicable director independence requirements of the NYSE American and rules promulgated by the Securities and Exchange Commission. The Board also appointed Ms. Ferge to Board’s Audit Committee (the “Audit Committee”) as the Chairman of the Audit Committee. The Board has determined that Ms. Ferge is an audit committee financial expert as defined by Item 407 of Regulation S-K and, as such, the Board has determined that Ms. Ferge is financially sophisticated as defined by NYSE American Company Guide Section 803.

In connection with her appointment to the Board, the Ms. Ferge will receive an annual compensation of $60,000 and shares of the Company’s common stock valued at $50,000.

Kristin A. Ferge, 50, has been President and Chief Financial Officer of Capri Communities and Bridges Home Healthcare, a Wisconsin-based privately held senior living corporation, since 2016. Prior to joining Capri, Ms. Ferge was an executive for 18 years with Brookdale Senior Living Inc. or one of its predecessors. Ms. Ferge ended her tenure at Brookdale, a publicly traded senior living company, as Executive Vice President, Treasurer, and Chief Accounting Officer. Prior to Brookdale, Ms. Ferge was an auditor with KPMG. Ms. Ferge is a certified public accountant.

There is no arrangement or understanding between Ms. Ferge and any other person pursuant to which she was selected as a director of the Company.

There are no transactions in which Ms. Ferge or any of her immediate family members has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

Senior management of the Company and certain members of the Board have begun using the materials included in Exhibit 99.1 to this report (the “Investor Presentation”) in connection with presentations to existing stockholders of the Company, potential investors of the Company, and the investment community. The Investor Presentation contains certain information about the Company and its industry. The Investor Presentation is incorporated into this Item 7.01 by reference and will be available on the Company’s website at http://neuraxis.com/.

Without limiting the generality of the foregoing, the “Forward-Looking Statements” disclosure contained in the Investor Presentation is incorporated by reference into this Item 7.01.

The information in this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Neuraxis, Inc. Investor Presentation
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2024	NEURAXIS, INC.

	By:	/s/ Brian Carrico
	Name:	Brian Carrico
	Title:	President and Chief Executive Officer